Exhibit 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 10, 2001 included in the The Estee Lauder Companies Inc.'s Form 10-K for the year ended June 30, 2001 and to all references to our firm included in the registration statement.


                                                       /s/ ARTHUR ANDERSEN LLP

New York, New York
November 1, 2001